UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 19, 2012
MEDIA GENERAL, INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(804) 649-6000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

b)   In accordance with the By-laws of Media General, Inc. (the Company), the Board of Directors determined at its November 19, 2012 meeting that the Company’s 2012 fiscal year will end on December 31, 2012 rather than December 30, 2012 as previously scheduled.  The Company’s Form 10-K for the year ended December 31, 2012 will include the additional day.  Going forward, the Company’s fiscal year will coincide with the calendar year which is consistent with many other pure-play broadcasting peer companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC.
(Registrant)

Date November 20, 2012
/s/ James F. Woodward
James F. Woodward
Vice President - Finance
and Chief Financial Officer